Exhibit 10(b)(1)(c)

AMENDMENT NO. 2 TO THE AMENDED AND

RESTATED SALE AND SERVICING AGREEMENT

THIS AMENDMENT NO. 2 TO THE AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of July 10, 2006 (this “Amendment”), is entered into in connection with that certain Amended and Restated Sale and Servicing Agreement, dated as of April 5, 2006 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”), by and among NEWSTAR CP FUNDING LLC, a Delaware limited liability company, as the seller (together with its successors and assigns in such capacity, the “Seller”), NEWSTAR FINANCIAL INC., a Delaware corporation (together with its successors and assigns, the “Company”), as the originator (together with its successors and assigns in such capacity, the “Originator”), and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successor and assigns, “Wachovia”), as the swingline purchaser (together with its successor and assigns in such capacity, the “Swingline Purchaser”), certain conduit purchasers and purchaser agents party thereto (each, together with its successors and assigns in such capacity, a “Conduit Purchaser” and a “Purchaser” and, collectively with the Swingline Purchaser, the “Purchasers”), WACHOVIA CAPITAL MARKETS, LLC, a Delaware limited liability company (together with its successor and assigns, “WCM”), as the administrative agent (together with its successor and assigns in such capacity, the “Administrative Agent”), and as the Purchaser Agent with respect to Variable Funding Capital Company LLC as Conduit Purchaser (together with its successor and assigns in such capacity, the “VFCC Agent”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (together with its successor and assigns, “US Bank”), not in its individual capacity but as the trustee (together with its successor and assigns in such capacity, the “Trustee”), and LYON FINANCIAL SERVICES, INC., a Minnesota corporation, doing business as U.S. Bank Portfolio Services, not in its individual capacity but as the backup servicer (together with its successor and assigns in such capacity, the “Backup Servicer”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement.

R E C I T A L S

WHEREAS, the above-named parties have entered into the Agreement, and, pursuant to and in accordance with Section 13.1 thereof, the Seller, the Servicer, the Administrative Agent and each of the Purchasers desire to amend certain provisions of the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Amendments.

(a) The definition of “Advance Rate” in Section 1.1 of the Agreement is hereby amended by deleting the table under the heading “Middle Market Loans and ABS Direct Loans” and inserting the words “As set forth on Schedule X” in its place.

(b) The definition of “Concentration Limits” in Section 1.1 of the Agreement is hereby amended by amending and restating clause (b) thereof in its entirety as follows:

“(b) the sum of the Principal Balances of Eligible Assets that are Loans to a single Obligor (including any Affiliates thereof) shall not exceed $25,000,000; provided, that, with respect to no more than three Obligors at any one time, for a period of 90 days after each such Loan becomes part of the Collateral, the sum of the Principal Balances of Eligible Assets that are Loans to a single Obligor (including any Affiliates thereof) shall not exceed $40,000,000, in each case, subject to the approval of the Administrative Agent in its sole discretion;”

(c) The definition of “Weighted Average Rating Factor” in Section 1.1 of the Agreement is hereby amended by amending and restating such definition in its entirety as follows:

“Weighted Average Rating Factor”: As of any Measurement Date, the number obtained by (a) multiplying the Principal Balance of each Middle Market Loan and ABS Direct Loan (included in the Borrowing Base) by its Moody’s Rating Factor on any Measurement Date; (b) summing the products obtained in clause (a) for all Middle Market Loans and ABS Direct Loans; (c) dividing the sum obtained in clause (b) by the sum of the Principal Balances of all Middle Market Loans and ABS Direct Loans on such Measurement Date; (d) rounding the result to the nearest whole number; and (e) subtracting the WARF Modifier; provided, however, that (i) after giving effect to clause (e) of this definition, the Weighted Average Rating Factor shall not be less than 2250, and (ii) clause (e) of this definition shall not apply in the event that the Weighted Average Rating Factor is less than 2250 after giving effect to clauses (a), (b), (c) and (d);

(d) Section 1.1 of the Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“LIBOR” means on any date of determination (a) the posted rate for one-month deposits in United States Dollars appearing on Telerate page 3750, or a successor page, as of 11:00 a.m. (London time) on such day or (b) if no such rate appears on Telerate page 3750, or a successor page, at such time and day, then LIBOR shall be determined by Wachovia at its principal office in Charlotte, North Carolina as its rate (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees) at which 30 day deposits in United States Dollars are being, have been, or would be offered or quoted by Wachovia to major banks in the applicable interbank market for Eurodollar deposits at or about 11:00 a.m. (Charlotte, North Carolina time) on such day.

“Moody’s Recovery Rate” means, with respect to any Middle Market Loan or ABS Direct Loan, the recovery rate specified by Moody’s for such Loan:

Moody’s Category	Recovery Rate
Senior Secured ABL Loan	60%
Senior Secured Loan	50%
Stretch Senior Secured Loan	50%
LOT Loan	40%
Second Lien Loan	40%
Subordinated Loan	30%
DIP Loan	50%
ABS Direct Loan	25%

“Moody’s Weighted Average Recovery Rate” means, as of any Measurement Date, the percentage (rounded up to the first decimal place) obtained by dividing (a) the sum of the products obtained by multiplying the outstanding Principal Balance of each Middle Market Loan and ABS Direct Loan by its Moody’s Recovery Rate, by (b) the aggregate Principal Balance of all Middle Market Loans and ABS Direct Loans as of such date.

“WARF Modifier” means an amount equal to, as of any date of determination, the product of (i) the excess, if any, of the Moody’s Weighted Average Recovery Rate as of such date of determination over 40% times (ii) 38 times (iii) 100.

“Weighted Average Spread”: As of any Measurement Date, a fraction (expressed as a percentage and rounded up to the next 0.001%), (a) the numerator of which is the sum of the products determined by multiplying the outstanding Principal Balance of each Middle Market Loan and ABS Direct Loan (excluding Charged-Off Loans and Delinquent Loans) in the Collateral as of such Measurement Date by (i) in the case of Middle Market Loans or ABS Direct Loans that are Floating Rate Loans, the stated spread above or below LIBOR of the current interest rate applicable to such Loan or (ii) in the case of Middle Market Loans or ABS Direct Loans that are Fixed Rate Loans, the spread above or below LIBOR of the interest rate applicable to such Loan calculated on any Measurement Date by the Servicer in its sole discretion on behalf of the Administrative Agent by subtracting LIBOR from the interest rate of such Loan, and (b) the denominator of which is the sum of the outstanding Principal Balances of all Middle Market Loan and ABS Direct Loans (excluding Charged-Off Loans and Delinquent Loans) in the Collateral as of such Measurement Date; provided that for purposes of this definition, (1) no contingent payment of interest will be included in such calculation; (2) any interest rate payable by an Obligor shall exclude any portion of the interest that is currently being deferred in violation of the terms of the related Required Loan Documents; (3) in the case of interest rate for a Middle Market Loan or ABS Direct Loan that is a Floating Rate Loan not expressed as a stated spread above or below LIBOR, the stated spread to LIBOR relating to such Loan shall be calculated on any Measurement Date by the Servicer in its sole discretion on behalf of the Administrative Agent by subtracting LIBOR from the interest rate of such Loan; and (4) Middle Market Loans or ABS Direct Loans that are Charged-Off Loans and Delinquent Loans will be included in the calculations described herein if, as of such Measurement Date, such Loans are paying in full current interest pursuant to the terms of their respective Underlying Instruments.

(e) Schedule X, in the form of Exhibit A attached hereto, shall be inserted in the Agreement immediately following Schedule IX.

SECTION 2. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3. Conditions Precedent.

The effectiveness of this Amendment is subject to the due execution of this Amendment by each of the parties hereto.

SECTION 4. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	NEWSTAR CP FUNDING LLC

	By:	NewStar Financial, Inc., its Designated Manager

	By:	/S/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Managing Director

THE SERVICER:	NEWSTAR FINANCIAL, INC.

	By:	/S/ JOHN J. FRISHKOPF
Name: John J. Frishkopf
Title: Managing Director

THE ADMINISTRATIVE AGENT:	WACHOVIA CAPITAL MARKETS, LLC

	By:	/S/ CRAIG BENTON
Name: Craig Benton
Title: Vice President

THE PURCHASER:	VARIABLE FUNDING CAPITAL COMPANY LLC

	By:	Wachovia Capital Markets, LLC, as attorney-in-fact

	By:	/S/ BRYAN P. MCGRATH
Name: Bryan P. McGrath
Title: Vice President

[Signatures Continued on the Following Page]

Amendment No. 2 to Amended and Restated SSA

THE SWINGLINE PURCHASER:	WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ Illegible
Name:
Title:

Amendment No. 2 to Amended and Restated SSA

Exhibit A

SCHEDULE X

Middle Market Loans and ABS Direct Loans

Weighted Average Spread: 3.70%

Weighted Average Rating Factor (WARF)

	3750 to 3625	3624 to 3499	3500 to 3375	3374 to 3250	3249 to 3125	3124 to 3000	2999 to 2875	2874 to 2750	2749 to 2625	2624 to 2500	2499 to 2375	2374 to 2250	2249 to 2125	2124 to 2000	< 2000
1 to 2	67%	67%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%
3 to 4	67%	67%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%
5 to 6	67%	67%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%
7 to 8	67%	67%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%	68%
9 to 10	68%	68%	68%	69%	69%	70%	72%	72%	73%	74%	76%	78%	78%	80%	80%
11 to 12	68%	68%	69%	71%	72%	72%	73%	74%	76%	77%	78%	79%	80%	81%	81%
13 to 14	70%	70%	71%	72%	73%	74%	75%	76%	77%	78%	79%	80%	81%	82%	82%
15 to 16	71%	71%	72%	73%	74%	75%	76%	77%	78%	79%	80%	81%	82%	82%	82%
17 to 18	72%	72%	73%	74%	75%	76%	77%	78%	79%	80%	81%	82%	82%	83%	83%
19 to 20	73%	73%	74%	75%	76%	77%	78%	79%	80%	80%	81%	82%	83%	84%	84%
21 to 22	74%	74%	75%	76%	77%	78%	79%	79%	80%	81%	82%	83%	83%	84%	84%
23 to 24	74%	74%	75%	76%	77%	78%	79%	80%	81%	81%	82%	83%	84%	84%	84%
25 to 26	75%	75%	76%	77%	78%	79%	79%	80%	81%	81%	82%	83%	84%	85%	85%
27 to 28	76%	76%	77%	78%	79%	79%	80%	80%	82%	82%	83%	83%	84%	85%	85%
29 to 30	76%	76%	77%	78%	79%	79%	80%	81%	82%	82%	83%	84%	84%	85%	85%
31 to 32	76%	76%	77%	78%	79%	80%	80%	81%	82%	82%	83%	84%	85%	85%	85%
33 to 34	77%	77%	78%	78%	79%	80%	81%	81%	82%	82%	83%	84%	85%	85%	85%
35 to 36	77%	77%	78%	79%	79%	80%	81%	81%	82%	82%	83%	84%	85%	86%	86%
37 to 38	77%	77%	78%	79%	80%	80%	81%	82%	82%	83%	84%	85%	85%	86%	86%
39 to 40	78%	78%	78%	79%	80%	80%	81%	82%	83%	83%	84%	85%	85%	87%	87%
> 40	78%	78%	78%	79%	80%	80%	81%	82%	83%	83%	84%	85%	85%	87%	87%

Amendment No. 2 to Amended and Restated SSA

Weighted Average Spread: 4.00%

Weighted Average Rating Factor (WARF)

	3750 to 3625	3624 to 3499	3500 to 3375	3374 to 3250	3249 to 3125	3124 to 3000	2999 to 2875	2874 to 2750	2749 to 2625	2624 to 2500	2499 to 2375	2374 to 2250	2249 to 2125	2124 to 2000	< 2000
1 to 2	68%	68%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%
3 to 4	68%	68%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%
5 to 6	68%	68%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%
7 to 8	68%	68%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%	69%
9 to 10	69%	69%	69%	70%	70%	71%	73%	73%	74%	75%	77%	79%	79%	81%	81%
11 to 12	69%	69%	70%	72%	73%	73%	74%	75%	77%	78%	79%	80%	81%	82%	82%
13 to 14	71%	71%	72%	73%	74%	75%	76%	77%	78%	79%	80%	81%	82%	83%	83%
15 to 16	72%	72%	73%	74%	75%	76%	77%	78%	79%	80%	81%	82%	83%	83%	83%
17 to 18	73%	73%	74%	75%	76%	77%	78%	79%	80%	81%	82%	83%	83%	84%	84%
19 to 20	74%	74%	75%	76%	77%	78%	79%	80%	81%	81%	82%	83%	84%	85%	85%
21 to 22	75%	75%	76%	77%	78%	79%	80%	80%	81%	82%	83%	84%	84%	85%	85%
23 to 24	75%	75%	76%	77%	78%	79%	80%	81%	82%	82%	83%	84%	85%	85%	85%
25 to 26	76%	76%	77%	78%	79%	80%	80%	81%	82%	82%	83%	84%	85%	86%	86%
27 to 28	77%	77%	78%	79%	80%	80%	81%	81%	83%	83%	84%	84%	85%	86%	86%
29 to 30	77%	77%	78%	79%	80%	80%	81%	82%	83%	83%	84%	85%	85%	86%	86%
31 to 32	77%	77%	78%	79%	80%	81%	81%	82%	83%	83%	84%	85%	86%	86%	86%
33 to 34	78%	78%	79%	79%	80%	81%	82%	82%	83%	83%	84%	85%	86%	86%	86%
35 to 36	78%	78%	79%	80%	80%	81%	82%	82%	83%	83%	84%	85%	86%	87%	87%
37 to 38	78%	78%	79%	80%	81%	81%	82%	83%	83%	84%	85%	86%	86%	87%	87%
39 to 40	79%	79%	79%	80%	81%	81%	82%	83%	84%	84%	85%	86%	86%	88%	88%
> 40	79%	79%	79%	80%	81%	81%	82%	83%	84%	84%	85%	86%	86%	88%	88%

Amendment No. 2 to Amended and Restated SSA

Weighted Average Spread: 4.25%

Weighted Average Rating Factor (WARF)

	3750 to 3625	3624 to 3499	3500 to 3375	3374 to 3250	3249 to 3125	3124 to 3000	2999 to 2875	2874 to 2750	2749 to 2625	2624 to 2500	2499 to 2375	2374 to 2250	2249 to 2125	2124 to 2000	< 2000
1 to 2	69%	69%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%
3 to 4	69%	69%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%
5 to 6	69%	69%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%
7 to 8	69%	69%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%	70%
9 to 10	70%	70%	70%	71%	71%	72%	74%	74%	75%	76%	78%	80%	80%	82%	82%
11 to 12	70%	70%	71%	73%	74%	74%	75%	76%	78%	79%	80%	81%	82%	83%	83%
13 to 14	72%	72%	73%	74%	75%	76%	77%	78%	79%	80%	81%	82%	83%	84%	84%
15 to 16	73%	73%	74%	75%	76%	77%	78%	79%	80%	81%	82%	83%	84%	84%	84%
17 to 18	74%	74%	75%	76%	77%	78%	79%	80%	81%	82%	83%	84%	84%	85%	85%
19 to 20	75%	75%	76%	77%	78%	79%	80%	81%	82%	82%	83%	84%	85%	86%	86%
21 to 22	76%	76%	77%	78%	79%	80%	81%	81%	82%	83%	84%	85%	85%	86%	86%
23 to 24	76%	76%	77%	78%	79%	80%	81%	82%	83%	83%	84%	85%	86%	86%	86%
25 to 26	77%	77%	78%	79%	80%	81%	81%	82%	83%	83%	84%	85%	86%	87%	87%
27 to 28	78%	78%	79%	80%	81%	81%	82%	82%	84%	84%	85%	85%	86%	87%	87%
29 to 30	78%	78%	79%	80%	81%	81%	82%	83%	84%	84%	85%	86%	86%	87%	87%
31 to 32	78%	78%	79%	80%	81%	82%	82%	83%	84%	84%	85%	86%	87%	87%	87%
33 to 34	79%	79%	80%	80%	81%	82%	83%	83%	84%	84%	85%	86%	87%	87%	87%
35 to 36	79%	79%	80%	81%	81%	82%	83%	83%	84%	84%	85%	86%	87%	88%	88%
37 to 38	79%	79%	80%	81%	82%	82%	83%	84%	84%	85%	86%	87%	87%	88%	88%
39 to 40	80%	80%	80%	81%	82%	82%	83%	84%	85%	85%	86%	87%	87%	89%	89%
> 40	80%	80%	80%	81%	82%	82%	83%	84%	85%	85%	86%	87%	87%	89%	89%

Amendment No. 2 to Amended and Restated SSA

Weighted Average Spread: 4.50%

Weighted Average Rating Factor (WARF)

	3750 to 3625	3624 to 3499	3500 to 3375	3374 to 3250	3249 to 3125	3124 to 3000	2999 to 2875	2874 to 2750	2749 to 2625	2624 to 2500	2499 to 2375	2374 to 2250	2249 to 2125	2124 to 2000	< 2000
1 to 2	70%	70%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%
3 to 4	70%	70%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%
5 to 6	70%	70%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%
7 to 8	70%	70%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%	71%
9 to 10	71%	71%	71%	72%	72%	73%	75%	75%	76%	77%	79%	81%	81%	83%	83%
11 to 12	71%	71%	72%	74%	75%	75%	76%	77%	79%	80%	81%	82%	83%	84%	84%
13 to 14	73%	73%	74%	75%	76%	77%	78%	79%	80%	81%	82%	83%	84%	85%	85%
15 to 16	74%	74%	75%	76%	77%	78%	79%	80%	81%	82%	83%	84%	85%	85%	85%
17 to 18	75%	75%	76%	77%	78%	79%	80%	81%	82%	83%	84%	85%	85%	86%	86%
19 to 20	76%	76%	77%	78%	79%	80%	81%	82%	83%	83%	84%	85%	86%	87%	87%
21 to 22	77%	77%	78%	79%	80%	81%	82%	82%	83%	84%	85%	86%	86%	87%	87%
23 to 24	77%	77%	78%	79%	80%	81%	82%	83%	84%	84%	85%	86%	87%	87%	87%
25 to 26	78%	78%	79%	80%	81%	82%	82%	83%	84%	84%	85%	86%	87%	88%	88%
27 to 28	79%	79%	80%	81%	82%	82%	83%	83%	85%	85%	86%	86%	87%	88%	88%
29 to 30	79%	79%	80%	81%	82%	82%	83%	84%	85%	85%	86%	87%	87%	88%	88%
31 to 32	79%	79%	80%	81%	82%	83%	83%	84%	85%	85%	86%	87%	88%	88%	88%
33 to 34	80%	80%	81%	81%	82%	83%	84%	84%	85%	85%	86%	87%	88%	88%	88%
35 to 36	80%	80%	81%	82%	82%	83%	84%	84%	85%	85%	86%	87%	88%	89%	89%
37 to 38	80%	80%	81%	82%	83%	83%	84%	85%	85%	86%	87%	88%	88%	89%	89%
39 to 40	81%	81%	81%	82%	83%	83%	84%	85%	86%	86%	87%	88%	88%	90%	90%
> 40	81%	81%	81%	82%	83%	83%	84%	85%	86%	86%	87%	88%	88%	90%	90%

Amendment No. 2 to Amended and Restated SSA

Weighted Average Spread: 4.75%

Weighted Average Rating Factor (WARF)

	3750 to 3625	3624 to 3499	3500 to 3375	3374 to 3250	3249 to 3125	3124 to 3000	2999 to 2875	2874 to 2750	2749 to 2625	2624 to 2500	2499 to 2375	2374 to 2250	2249 to 2125	2124 to 2000	< 2000
1 to 2	71%	71%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%
3 to 4	71%	71%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%
5 to 6	71%	71%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%
7 to 8	71%	71%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%	72%
9 to 10	72%	72%	72%	73%	73%	74%	76%	76%	77%	78%	80%	82%	82%	84%	84%
11 to 12	72%	72%	73%	75%	76%	76%	77%	78%	80%	81%	82%	83%	84%	85%	85%
13 to 14	74%	74%	75%	76%	77%	78%	79%	80%	81%	82%	83%	84%	85%	86%	86%
15 to 16	75%	75%	76%	77%	78%	79%	80%	81%	82%	83%	84%	85%	86%	86%	86%
17 to 18	76%	76%	77%	78%	79%	80%	81%	82%	83%	84%	85%	86%	86%	87%	87%
19 to 20	77%	77%	78%	79%	80%	81%	82%	83%	84%	84%	85%	86%	87%	88%	88%
21 to 22	78%	78%	79%	80%	81%	82%	83%	83%	84%	85%	86%	87%	87%	88%	88%
23 to 24	78%	78%	79%	80%	81%	82%	83%	84%	85%	85%	86%	87%	88%	88%	88%
25 to 26	79%	79%	80%	81%	82%	83%	83%	84%	85%	85%	86%	87%	88%	89%	89%
27 to 28	80%	80%	81%	82%	83%	83%	84%	84%	86%	86%	87%	87%	88%	89%	89%
29 to 30	80%	80%	81%	82%	83%	83%	84%	85%	86%	86%	87%	88%	88%	89%	89%
31 to 32	80%	80%	81%	82%	83%	84%	84%	85%	86%	86%	87%	88%	89%	89%	89%
33 to 34	81%	81%	82%	82%	83%	84%	85%	85%	86%	86%	87%	88%	89%	89%	89%
35 to 36	81%	81%	82%	83%	83%	84%	85%	85%	86%	86%	87%	88%	89%	90%	90%
37 to 38	81%	81%	82%	83%	84%	84%	85%	86%	86%	87%	88%	89%	89%	90%	90%
39 to 40	82%	82%	82%	83%	84%	84%	85%	86%	87%	87%	88%	89%	89%	91%	91%
> 40	82%	82%	82%	83%	84%	84%	85%	86%	87%	87%	88%	89%	89%	91%	91%

Amendment No. 2 to Amended and Restated SSA

Weighted Average Spread: 5.00%

Weighted Average Rating Factor (WARF)

	3750 to 3625	3624 to 3499	3500 to 3375	3374 to 3250	3249 to 3125	3124 to 3000	2999 to 2875	2874 to 2750	2749 to 2625	2624 to 2500	2499 to 2375	2374 to 2250	2249 to 2125	2124 to 2000	< 2000
1 to 2	72%	72%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%
3 to 4	72%	72%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%
5 to 6	72%	72%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%
7 to 8	72%	72%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%	73%
9 to 10	73%	73%	73%	74%	74%	75%	77%	77%	78%	79%	81%	83%	83%	85%	85%
11 to 12	73%	73%	74%	76%	77%	77%	78%	79%	81%	82%	83%	84%	85%	86%	86%
13 to 14	75%	75%	76%	77%	78%	79%	80%	81%	82%	83%	84%	85%	86%	87%	87%
15 to 16	76%	76%	77%	78%	79%	80%	81%	82%	83%	84%	85%	86%	87%	87%	87%
17 to 18	77%	77%	78%	79%	80%	81%	82%	83%	84%	85%	86%	87%	87%	88%	88%
19 to 20	78%	78%	79%	80%	81%	82%	83%	84%	85%	85%	86%	87%	88%	89%	89%
21 to 22	79%	79%	80%	81%	82%	83%	84%	84%	85%	86%	87%	88%	88%	89%	89%
23 to 24	79%	79%	80%	81%	82%	83%	84%	85%	86%	86%	87%	88%	89%	89%	89%
25 to 26	80%	80%	81%	82%	83%	84%	84%	85%	86%	86%	87%	88%	89%	90%	90%
27 to 28	81%	81%	82%	83%	84%	84%	85%	85%	87%	87%	88%	88%	89%	90%	90%
29 to 30	81%	81%	82%	83%	84%	84%	85%	86%	87%	87%	88%	89%	89%	90%	90%
31 to 32	81%	81%	82%	83%	84%	85%	85%	86%	87%	87%	88%	89%	90%	90%	90%
33 to 34	82%	82%	83%	83%	84%	85%	86%	86%	87%	87%	88%	89%	90%	90%	90%
35 to 36	82%	82%	83%	84%	84%	85%	86%	86%	87%	87%	88%	89%	90%	91%	91%
37 to 38	82%	82%	83%	84%	85%	85%	86%	87%	87%	88%	89%	90%	90%	91%	91%
39 to 40	83%	83%	83%	84%	85%	85%	86%	87%	88%	88%	89%	90%	90%	92%	92%
> 40	83%	83%	83%	84%	85%	85%	86%	87%	88%	88%	89%	90%	90%	92%	92%